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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2021

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2028 E. Ben White Blvd. Street, Suite 240-9530, Austin, Texas		78741
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTC	NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 24, 2021, Astrotech Corporation through its wholly owned subsidiary, Astrotech Technologies, Inc. (the “Company”) signed a Letter of Agreement (the “Agreement”) effective as of March 24, 2021 (the “Effective Date”) by and among the Company and Sanmina Corporation (“Sanmina”).

Under the Agreement, Sanmina will procure and inspect components, parts, and raw materials (collectively “Components”) and manufacture, assemble, test, inspect, configure, store, and ship the products (“Products”) set forth in the Company’s purchase orders (“Orders”) accepted by Sanmina at prices, including delivery costs, as agreed upon between the parties.

Upon issuance of an Order or other written authorization from the Company, Sanmina will procure the Components to manufacture the Products in accordance with Sanmina’s standard material ordering policies (“Policies”) and the Company agrees to be financially responsible for all Components ordered in accordance with the Policies.

The Agreement terminates six (6) months from the Effective Date unless otherwise agreed to by the parties, during which period Sanmina and the Company have agreed to negotiate a more robust Manufacturing Services Agreement. The Agreement may be terminated for cause by either party if the other party materially breaches and has not cured the breach within 30 days after being notified in writing of the material breach.

The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement. The Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 30, 2021, the Company issued a press release announcing that it had entered into the Agreement. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1   Letter of Agreement, dated March 24, 2021.*

99.1   Press release, dated March 30, 2021, issued by Astrotech Corporation.

__________

* Portions of this exhibit (indicated by asterisk) have been omitted under rules of the U.S. Securities and Exchange Commission permitting the confidential treatment of select information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astrotech Corporation

By:	/s/ Thomas B. Pickens III

Name:	Thomas B. Pickens III
Title:	Chairman of the Board and Chief
Executive Officer

Date: March 30, 2021

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